RIVER RUN RANCH – GRANBY, CO OPENED IN JULY 2019 INVESTOR PRESENTATION NOVEMBER 2019

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2018, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian and Australian dollars; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

COMPANY HIGHLIGHTS Leading owner and operator of manufactured housing (“MH”) and recreational vehicle (“RV”) communities Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities CAROLINA PINES RV RESORT – MYRTLE BEACH, SC Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition for customers Focus on exceptional service supported by culture of accountability SOUTHSIDE LANDING – CAMBRIDGE, MA ACQUIRED IN OCTOBER 2019 CHULA VISTA RV – CHULA VISTA, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. 3

SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Current Portfolio as of October 31, 2019 420 communities consisting of over 140,000 sites across 32 states and Ontario, Wine Country RV Resort – PasoCanada Robles, CA 7,931 Trailing Twelve Months Rental Revenue as of September 30, 2019 83% Annual Revenues 266 MH Communities RV Communities 120 44% RV - Annual 34 MH and RV Communities MH Age Restricted 12%18% Manufactured Housing RV - Transient 56% 71% 17% 63% 29% 8% 69%71% 12% MH All Age Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. 4

POWERING SUN'S GROWTH ENGINE

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL		EXTERNAL
Contractual Rent Increases	**MH Occupancy Gains**	**Acquisitions**
Annual historical **2% - 4%** weighted average monthly rental rate increase supported by continual reinvestment into communities	**95.7%** 3Q19 MH Occupancy	**$788mm YTD** investment in 44 communities
	67% of MH communities at 98%+	**3.1x increase** in communities since year end 12/31/10
	250bps+ existing MH occupancy upside	High degree of visibility into MH and RV acquisition pipeline
Expansions	**Transient RV Site Conversions**	**Development**
1,200 – 1,400 2019E vacant site deliveries	**~20,900** Current transient RV sites	**Targeting 2-3** new development project starts / year
~7,300 sites available for expansion after 2019	**~1,100** average yearly converted sites[1]	**800 – 1,000** 2019E ground-up site deliveries
12% – 14% expansion IRRs[2]	**40% – 60%** 1st year revenue uplift once converted	**7% – 9%** ground-up development IRRs[2]

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 2017-2018 average

2 Expected 5-year unlevered internal rates of return based on certain assumptions

SUN COMMUNITIES, INC.
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OPERATING AND FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended September 30, YTD Ended September 30, 2019 2018 % Change 2019 2018 % Change Total Revenue $362.4mm $323.4mm 12.1% $962.2mm $852.8mm 12.8% Total NOI $197.1mm $175.5mm 12.4% $533.0mm $472.5mm 12.8% Same Community Revenue $214.5mm $202.1mm 6.1% $609.8mm $574.5mm 6.2% Same Community NOI $144.3mm $134.6mm 7.2% $419.0mm $390.9mm 7.2% EPS1 $0.63 $0.56 12.5% $1.50 $1.19 26.1% Core FFO / Share1,2 $1.46 $1.35 8.1% $3.83 $3.56 7.6% Operating Highlights as of 9/30/19 3Q19 YTD Increase in Revenue 766 2,005 Producing Sites Home Sales 906 2,631 New Home Sales 167 431 Vacant Expansion Site 177 365 PARK PLACE – SEBASTIAN, FL Deliveries REUNION LAKE RV RESORT – PONCHATOULA, LA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 93.938 million and 86.620 million for three months ended September 30, 2019 and September 30, 2018, respectively; and 91.763 million and 84.764 million for nine months ended September 30, 2019 and September 30, 2018, respectively. 6

2019 YTD Acquisition & Development Activity

Investment Activity Summary

Acquisitions	Ground-up Developments	Expansions
OCEAN PINES & MAGNOLIA GROVE – GARDEN CITY, SC	RIVER RUN RANCH – GRANBY, CO	LAKESIDE CROSSING – CONWAY, SC
$788mm purchase price, 44 communities	$107mm YTD spend	$72mm YTD spend
~10,000 sites	800 - 1,000 expected site deliveries in 2019	1,200 - 1,400 expected site deliveries in 2019
Completed 31 MH community portfolio acquisition for ~$344mm at the end of October	Commenced construction on our San Diego bay front RV resort	Pursuing additional land inventory purchases

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

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SUN’S FAVORABLE REVENUE DRIVERS . Yearly home move-outs in Sun’s MH communities are less than 1% . Tenure of residents in Sun’s MH communities is approximately 141 years MH Resident Move-out Trends1 6.5% 0.8% Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) PHEASANT RIDGE – LANCASTER, PA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1. Annual average (2017 - 3Q 2019 annualized). 8

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by **~200 bps** and the apartment sector's average by **~190 bps** since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
3Q98
3Q99
3Q00
3Q01
3Q02
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
3Q19

Average Annual Growth Since 1998



5.0%
SUI:
+ ~190bps
SUI:
+ ~200bps
3.2%
3.1%
Sun Communities
Apartment REITs
REIT Industry

Source: Citi Investment research, September 2019. "REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

SUN COMMUNITIES, INC.
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RENTING - MH VS. OTHER RENTAL OPTIONS . Manufactured homes in Sun’s communities provide nearly 25% more space at 50% less cost per square foot Manufactured Homes in Other Rental Sun’s Communities1 Options2 VS. PRICE $0.79 per sq. ft.  $1.60 per sq. ft. SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $987 per month  $1,597 per month 1 Source: Company information. 2 Source: Zillow – U.S. Median Monthly Rent (Zillow rent index, September 2019). Includes multifamily, single family and duplex 2-bedroom rentals 10

HOMEOWNERSHIP – MH VS SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $297,747 or $78,500 or roughly 2 years median income roughly 7 years median income $450,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $400,000 $350,000 $300,000 $250,000 $293,727 $297,747 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average Household $50,000 Income $70,600 $71,900 $78,500 $78,500 1 $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 ~$40,000 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2018) 1 Average of 2018 primary applicant household income for SUI’s manufactured housing communities 11

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 – 24 months
average lease-up for 100-site expansion

$35k - $40k
typical per site construction cost

Target 12% - 14% IRRs[1]

1,200 – 1,400
2019E vacant expansion site deliveries


HILL COUNTRY – NEW BRAUNFELS, TX


OCEAN BREEZE RESORT – JENSEN BEACH, FL

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Expected 5-year unlevered internal rates of return based on certain assumptions

SUN COMMUNITIES, INC.
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MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex Year-end Communities and Sites . Since 2010, Sun has acquired communities valued in excess of $5.6 billion, increasing its number of communities by 420 3.1x 371 140,029 341 350 128,454 121,892 117,376 231 217 88,612 188 79,554 173 69,789 159 63,697 136 54,811 47,683 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Sites Communities Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 13

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Sun's annual mortgage maturities in the years 2020 - 2023 average 5.0% of total mortgage debt outstanding

Mortgage Debt Outstanding

principal amounts in thousands

Quarter Ended September 30, 2019

	Principal Outstanding[1]	WA Interest Rates
CMBS	$400,051	5.10%
Fannie Mae	$870,627	3.98%
Life Companies	$1,320,199	4.01%
Freddie Mac	$376,251	3.86%
Total	**$2,967,128**	**4.13%**

Mortgage Debt 5-Year Maturity Ladder

amounts in thousands


CMBS
Fannie Mae
Freddie Mac
Life Companies
$0
$58,078
$270,680
$82,155
$185,618
2019
2020
2021
2022
2023

Net Debt / EBITDA[2]


6.6x
7.5x
6.3x
5.6x
5.3x
2015
2016
2017
2018
3Q19

Net Debt / TEV[3]


34.0%
33.8%
28.2%
25.2%
18.7%
2015
2016
2017
2018
3Q19

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Includes premium / discount on debt and financing costs.

2 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended September 30, 2019.

3 Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.

SUN COMMUNITIES, INC.
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STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years YTD Total Return 3-year Total Return 110.0% 106.2% 60.0% 100.0% 54.5% 90.0% 50.0% 80.0% 40.0% 70.0% 60.0% 30.0% 30.0% 50.0% 45.8% 40.0% 20.0% 20.4% 30.0% 23.4% 10.0% 20.0% 10.0% 0.0% 0.0% (10.0%) 5-year Total Return 10-year Total Return 260.0% 1,200.0% 241.6% 1,117.2% 230.0% 1,000.0% 200.0% 170.0% 800.0% 140.0% 600.0% 110.0% 80.0% 69.5% 400.0% 255.9% 50.0% 61.7% 200.0% 255.4% 20.0% (10.0%) 0.0% Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of September 30, 2019. 15

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 NOI Growth Sun Communities $242 Sun Communities Manufactured Housing $240 Multifamily $233 Manufactured Housing Industrial $231 Self-storage $220 Mall Office $200 Shopping Centers Self-storage $180 $164 Multifamily $160 $148 Industrial $145 Mall $140 $145 Shopping Centers $136 Office $120 $100 $80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Source: Citi Investment research, September, 2019. Refer to information regarding non-GAAP financial measures in the attached Appendix. 16

APPENDIX LAKE SAN MARINO – NAPLES, FL

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 18

NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)

	Three Months Ended September 30		Nine Months Ended September 30,		Year Ended December 31,		
	2019	2018	2019	2018	2018	2017	2016
Net income attributable to Sun Communities, Inc. common stockholders	$ 57,002	$ 46,060	$ 131,718	$ 96,454	$ 105,493	$ 65,021	$ 17,369
Adjustments:							
Depreciation and amortization	76,692	72,269	229,698	206,892	288,206	262,211	221,576
Remeasurement of marketable securities	(12,661)	-	(16,548)	-	3,639	-	-
Amounts attributable to noncontrolling interests	4,839	4,311	7,720	7,724	7,740	4,535	(41)
Preferred return to preferred OP units	530	549	1,594	1,654	2,206	2,320	2,462
Preferred distribution to Series A-4 preferred stock	428	432	1,288	1,305	1,737	2,107	-
Gain on disposition of assets, net	(7,334)	(6,603)	(21,083)	(16,977)	(23,406)	(16,075)	(15,713)
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities	119,496	117,018	334,387	297,052	385,615	320,119	225,653
Adjustments:							
Transaction costs	-	-	-	-	-	9,801	31,914
Other acquisition related costs	375	345	902	781	1,001	2,810	3,328
Loss on extinguishment of debt	12,755	528	13,478	1,255	1,190	4,676	288
Income from affiliate transactions	-	-	-	-	-	-	(500)
Catastrophic weather related charges, net	363	173	1,339	(1,987)	92	8,352	1,172
Loss of earnings - catastrophic weather related	(377)	325	-	975	(292)	292	-
Other (income) / expense, net	4,408	(1,231)	1,489	3,214	6,453	(8,982)	4,676
Ground lease intangible write-off	-	-	-	817	817	898	-
Deferred tax (benefit) / expense	349	(199)	36	(434)	(507)	(582)	(400)
Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities	137,369	116,959	351,631	301,673	394,369	337,384	266,131
Weighted average common shares outstanding - basic	89,847	81,599	87,499	80,022	81,387	76,084	65,856
Weighted average common shares outstanding - fully diluted	93,938	86,620	91,763	84,764	86,141	80,996	70,165
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted	$ 1.27	$ 1.35	$ 3.64	$ 3.50	$ 4.48	$ 3.95	$ 3.22
Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted	$ 1.46	$ 1.35	$ 3.83	$ 3.56	$ 4.58	$ 4.17	$ 3.79

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information.

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NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,		
	2019	2018	2019	2018	2018	2017	2016
Net income attributable to Sun Communities, Inc., common stockholders	$ 57,002	$ 46,060	$ 131,718	$ 96,454	$ 105,493	$ 65,021	$ 17,369
Other revenues	(9,772)	(6,478)	(25,679)	(18,922)	(27,057)	(24,874)	(21,150)
Home selling expenses	3,988	4,043	10,938	11,319	15,722	12,457	9,744
General and administrative expenses	22,975	19,763	68,559	60,972	81,429	83,973	95,525
Catastrophic weather related charges, net	341	173	1,302	(1,987)	92	8,352	1,172
Depreciation and amortization	76,532	71,982	229,241	206,192	287,262	261,536	221,770
Loss on extinguishment of debt	12,755	528	13,478	1,255	1,190	4,676	288
Interest expense	33,435	35,074	103,385	100,872	134,250	131,585	123,154
Remeasurement of marketable securities	(12,661)	-	(16,548)	-	3,639	-	-
Other (income) / expense, net	4,408	(1,231)	1,489	3,214	6,453	(8,982)	4,676
Income from nonconsolidated affiliates	(77)	(126)	(814)	(59)	(646)	-	(500)
Current tax expense	420	213	906	612	595	446	683
Deferred tax (benefit) / expense	349	(199)	36	(434)	(507)	(582)	(400)
Preferred return to preferred OP units	1,599	1,152	4,640	3,335	4,486	4,581	5,006
Amounts attributable to noncontrolling interests	5,422	4,071	9,048	8,392	8,443	5,055	150
Preferred stock distribution	428	432	1,288	1,305	1,736	7,162	8,946
NOI/Gross Profit	$ 197,144	$ 175,457	$ 532,987	$ 472,520	$ 622,580	$ 550,406	$ 466,433

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,		
	2019	2018	2018	2017	2018	2017	2016
Real Property NOI	$ 161,929	$ 143,418	$ 449,954	$ 401,066	$ 533,321	$ 479,662	$ 403,337
Home Sales NOI / Gross Profit	13,487	12,439	36,635	31,053	42,698	32,294	30,087
Rental Program NOI	25,706	23,750	78,266	72,424	96,112	92,222	84,968
Ancillary NOI / Gross Profit	13,292	12,247	19,458	17,222	16,064	10,061	9,641
Site rent from Rental Program (included in Real Property NOI)	(17,270)	(16,397)	(51,326)	(49,245)	(65,615)	(63,833)	(61,600)
NOI / Gross Profit	$ 197,144	$ 175,457	$ 532,987	$ 472,520	$ 622,580	$ 550,406	$ 466,433

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information.

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NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,		
	2019	2018	2019	2018	2018	2017	2016
Net income attributable to Sun Communities, Inc., common stockholders	$ 57,002	$ 46,060	$ 131,718	$ 96,454	$ 105,493	$ 65,021	$ 17,369
Adjustments							
Depreciation and amortization	76,532	71,982	229,241	206,192	287,262	261,536	221,770
Loss on extinguishment of debt	12,755	528	13,478	1,255	1,190	4,676	288
Interest expense	33,435	35,074	103,385	100,872	134,250	131,585	123,154
Current tax expense	420	213	906	612	595	446	683
Deferred tax (benefit) / expense	349	(199)	36	(434)	(507)	(582)	(400)
Income from nonconsolidated affiliates	(77)	(126)	(814)	(59)	(646)	-	(500)
Less: Gain on disposition of assets, net	(7,334)	(6,603)	(21,083)	(16,977)	(23,406)	(16,075)	(15,713)
EBITDA*re*	$ 173,082	$ 146,929	$ 456,867	$ 387,915	$ 504,231	$ 446,607	$ 346,651
Adjustments:							
Catastrophic weather related charges, net	341	173	1,302	(1,987)	92	8,352	1,172
Reameasurement of marketable securities	(12,661)	-	(16,548)	-	3,639	-	-
Other (income) / expense, net	4,408	(1,231)	1,489	3,214	6,453	(8,982)	4,676
Preferred return to preferred OP units / equity	1,599	1,152	4,640	3,335	4,486	4,581	5,006
Amounts attributable to noncontrolling interests	5,422	4,071	9,048	8,392	8,443	5,055	150
Preferred stock distribution	428	432	1,288	1,305	1,736	7,162	8,946
Plus: Gain on dispositions of assets, net	7,334	6,603	21,083	16,977	23,406	16,075	15,713
Recurring EBITDA	$ 179,953	$ 158,129	$ 479,169	$ 419,151	$ 552,486	$ 478,850	$ 382,314

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2019 as well as Press Releases and SEC Filings after September 30, 2019 for additional information.

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